UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 22, 2008
Date of Report
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8514 (Commission File Number)	95-3822631 (I.R.S. Employer Identification No.)
16740 East Hardy Road, Houston, Texas
(Address of principal executive offices)
77032
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
          On October 22, 2008, the Board of Directors (the “Board”) of Smith International, Inc. (“Smith”) amended its Bylaws to effect certain changes including to:
•	Provide that notices of stockholder-proposed business and director nominations must be submitted at least 60 days but not more than 90 days prior to the first anniversary date of the prior year’s annual meeting and require that a stockholder making a director nomination or bringing other business at a stockholder meeting must be a stockholder of record both at the time of the notice and at the time of the meeting;

•	Require that a stockholder proponent fully disclose all ownership interests, including derivatives, hedged positions and other economic and voting interests, and disclose full information regarding any nominees for election to director;

•	Permit Smith to require director nominees to complete a written questionnaire in a form provided by Smith, provide a written consent to a background investigation and make certain representations to Smith relating to voting commitments, compensation and other economic arrangements and future compliance with Smith’s corporate governance and other applicable policies and guidelines applicable to directors;

•	Provide the chairman of the board, the president or his or her designee with the express power to adjourn any meeting of the stockholders to any other time or place;

•	Provide flexibility to ensure continued compliance with the Direct Registration System as required by the New York Stock Exchange;

•	Clarify Smith’s indemnification provisions, including that the indemnification is provided to the fullest extent permitted by law, the indemnification rights conferred by the Bylaws are contract rights, any adverse modifications of the indemnification rights conferred by the Bylaws may only be made prospectively and where an officer or director is found to not be entitled to indemnification upon final disposition of an action, the director or officer will repay such expenses;

•	Modified the provisions relating to constituting a Board in certain emergency situations.
          The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws being filed with this Form 8-K as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of Smith International, Inc. dated October 22, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.
Date: October 28, 2008	/s/ RICHARD E. CHANDLER, JR.
By: Richard E. Chandler, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of Smith International, Inc. dated October 22, 2008.